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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): October 15, 2006

                             ORION HEALTHCORP, INC.
             (Exact Name of Registrant as Specified in its Charter)

        Delaware                   001-16587                   58-1597246
    (State or Other             (Commission File            (I.R.S. Employer
    Jurisdiction of                  Number)                  Identification
     Incorporation)                                              Number)

                        1805 Old Alabama Road, Suite 350
                                Roswell, GA 30076
               (Address of Principal Executive Offices) (Zip Code)

                                 (678) 832-1800
              (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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


Section 1 Registrant's Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

          On March 16, 2005, Brantley Partners IV, L.P. ("Brantley IV") loaned Orion HealthCorp, Inc. (the "Company") an aggregate of $1,025,000 (the "First Loan"). On June 1, 2005, the Company executed a convertible subordinated promissory note in the principal amount of $1,025,000 (the "First Note") payable to Brantley IV to evidence the terms of the First Loan. The material terms of the First Note are as follows: (i) the First Note is unsecured; (ii) the First Note is subordinate to the Company's outstanding loan from CIT Healthcare, LLC ("CIT") and other indebtedness for monies borrowed, and ranks pari passu with general unsecured trade liabilities; (iii) principal and interest on the First
          Note is due in a lump sum on April 19, 2006 (the "First Note Maturity Date"); (iv) the interest on the First Note accrues from and after March 16, 2005, at a per annum rate equal to nine percent (9.0%) and is non-compounding; (v) if an event of default occurs and is continuing, Brantley IV, by notice to the Company, may declare the principal of the First Note to be due and immediately payable; and
          (vi) on or after the First Note Maturity Date, Brantley IV, at its option, may convert all or a portion of the outstanding principal and interest due of the First Note into shares of Class A Common Stock of the Company at a price per share equal to $1.042825 (the "First Note Conversion Price"). The number of shares of Class A Common Stock to be issued upon conversion of the First Note shall be equal to the number obtained by dividing (x) the aggregate amount of principal and interest to be converted by (y) the First Note Conversion Price (as defined above); provided, however, the number of shares to be issued upon conversion of the First Note shall not exceed the lesser of: (i) 1,159,830 shares of Class A Common Stock, or (ii) 16.3% of the then outstanding Class A Common Stock. As of October 15, 2006, if Brantley IV were to convert the First Note, the Company would have to issue 1,124,937 shares of Class A Common Stock. On May 9, 2006, Brantley IV and the Company executed an amendment to the First Note (the "First and Second Note Amendment") extending the First Note Maturity Date to August 15, 2006. On August 8, 2006, Brantley IV and the Company executed a second amendment to the First Note (the "First and Second Note Second Amendment") extending the First Note Maturity Date to October 15, 2006.

          On October 15, 2006, Brantley IV and the Company executed a second amendment to the First Note (the "First and Second Note Third Amendment") extending the First Note Maturity Date to November 30, 2006. A copy of the First and Second Note Third Amendment is attached hereto as Exhibit 10.1.

          On April 19, 2005, Brantley IV loaned the Company an additional $225,000 (the "Second Loan"). On June 1, 2005, the Company executed a convertible subordinated promissory note in the principal amount of $225,000 (the "Second Note") payable to Brantley IV to evidence the terms of the Second Loan. The material terms of the Second Note are as follows: (i) the Second Note is unsecured; (ii) the Second Note is subordinate to the Company's outstanding loan from CIT and other indebtedness for monies borrowed, and ranks pari passu with general unsecured trade liabilities; (iii) principal and interest on the Second Note is due in a lump sum on April 19, 2006 (the "Second Note Maturity Date"); (iv) the interest on the Second Note accrues from and after April 19, 2005, at a per annum rate equal to nine percent (9.0%) and is non-compounding; (v) if an event of default occurs and is continuing, Brantley IV, by notice to the Company, may declare the principal of the Second Note to be due and immediately payable; and
          (vi) on or after the Second Note Maturity Date, Brantley IV, at its option, may convert all or a portion of the outstanding principal and interest due of the Second Note into shares of Class A Common Stock of the Company at a price per share equal to $1.042825 (the "Second Note Conversion Price"). The number of shares of Class A Common Stock to be issued upon conversion of the Second Note shall be equal to the number obtained by dividing (x) the aggregate amount of principal and interest to be converted by (y) the Second Note Conversion Price (as defined above); provided, however, the number of shares to be issued upon conversion of the Second Note shall not exceed the lesser of: (i) 254,597 shares of Class A Common Stock, or (ii) 3.6% of the then outstanding Class A Common Stock. As of October 15, 2006, if Brantley IV were to convert the Second Note, the Company would have to issue 245,103 shares of Class A Common Stock. On May 9, 2006, Brantley IV and the Company executed the First and Second Note Amendment extending the Second Note Maturity Date to August 15, 2006. On August 8, 2006, Brantley IV and the Company executed the First and Second Note Second Amendment extending the Second Note Maturity Date to October 15, 2006.

          On October 15, 2006, Brantley IV and the Company executed the First and Second Note Third Amendment extending the Second Note Maturity Date to November 30, 2006.

Section 9 Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(d) Exhibits - The following exhibits are furnished as part of this current report:

Exhibit   Description
-------   -----------
10.1 Third Amendment to Convertible Subordinated Promissory Notes, dated as of October 15, 2006, by and between Orion HealthCorp, Inc. and Brantley Partners IV, L.P.

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 ORION HEALTHCORP, INC.


                                                 By: /s/ Stephen H. Murdock
                                                     ----------------------
                                                     Stephen H. Murdock
                                                     Chief Financial Officer



Date: October 19, 2006

                                  EXHIBIT INDEX

Exhibit
Number    Description of Exhibits
------    -----------------------

10.1 Third Amendment to Convertible Subordinated Promissory Notes, dated as of October 15, 2006, by and between Orion HealthCorp, Inc. and Brantley Partners IV, L.P.